UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 21, 2003

Date of Report (date of earliest event reported)

OVERTURE SERVICES, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26365 (Commission File Number)	95-4652060 (I.R.S. Employer Identification Number)

74 North Pasadena Avenue, 3rd Floor
Pasadena, California 91103

(Address of principal executive offices)

(626) 685-5600

(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.     Acquisition or Disposition of Assets.

     On April 21, 2003, Overture Services, Inc., a Delaware corporation (“Overture”) completed its purchase of the Web search unit of Fast Search & Transfer (“Fast” or the “Company”), a Norway based developer of search and real-time filtering technologies.

     The purchase was made pursuant to an Asset Purchase Agreement, dated as of February 25, 2003, as amended on April 21, 2003. In the transaction, Overture acquired Fast for approximately $70 million in cash, as well as a contingent performance-based cash incentive payment of up to $30 million over three years. Overture has deposited a portion of the initial purchase price of $12,750,000 in cash into an escrow account for the purpose of securing Fast’s indemnification obligations under the Asset Purchase Agreement. The consideration to be paid in the acquisition was determined as a result of arms-length negotiations. The source of the funds used by Overture for consideration in this acquisition was working capital.

     The assets acquired by Overture in this transaction include both tangible property and equipment, customer and other contracts as well as intellectual property encompassing Fast’s algorithmic search technology and paid inclusion web search products, which Fast provides to portals, Internet service providers and other search destination sites. Overture intends to continue to utilize these assets in its Internet search business. In connection with the acquisition, the parties have also entered into an Intellectual Property License Agreement pursuant to which the parties have granted licenses to each other relating to intellectual property rights associated with the acquired assets. Overture also entered into employment agreements with certain Fast employees.

     The summary of the transaction and the acquired assets described above is qualified by reference to the Asset Purchase Agreement, as amended, the Intellectual Property License Agreement and the press release dated February 25, 2003, each of which is incorporated herein by reference and filed as an exhibit hereto.

Item 7.     Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired

     The financial statements of Fast IBU as required by Item 7 are included as Exhibit 99.1 and are incorporated by reference into this report.

     (b)  Pro Forma Financial Information

     The pro forma financial information as required by the Item 7 are included as Exhibit 99.2 and are incorporated by reference into this report.

     (c)  Exhibits.

2.1	Asset Purchase Agreement by and among Overture, Fast Search and Transfer ASA and U.S. Bank National Association dated February 25, 2003.*

2.2	Intellectual Property License Agreement by and among Overture and Fast Search and Transfer ASA, dated as of February 25, 2003.**

2.3	Amendment #1 to Asset Purchase Agreement, dated April 21, 2003.***

23.1	Consent of Deloitte and Touche AS, independent auditors of Fast IBU.

99.1	Financial Statements of Fast IBU.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

99.3	Text of press release, dated February 25, 2003, entitled “Overture to acquire Web Search Unit of Fast Search & Transfer (FAST) – In Combination with Planned Purchase of AltaVista, Overture is Now Well-Positioned to Create the Next Generation of Internet Search.”****

* Incorporated by reference to Exhibit 2.3 to the Company’s Annual Report on Form 10-K filed February 28, 2003.

** Incorporated by reference to Exhibit 2.4 to the Company’s Annual Report on Form 10-K filed February 28, 2003.

*** Incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed May 6, 2003.

**** Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed February 26, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERTURE SERVICES, INC.

Date: May 19, 2003	By:	/s/ TODD TAPPIN Todd Tappin Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Asset Purchase Agreement by and among Overture, Fast Search and Transfer ASA and U.S. Bank National Association dated February 25, 2003.*

2.2	Intellectual Property License Agreement by and among Overture and Fast Search and Transfer ASA, dated as of February 25, 2003.**

2.3	Amendment #1 to Asset Purchase Agreement, dated April 21, 2003.***

23.1	Consent of Deloitte and Touche AS, independent auditors of Fast IBU.

99.1	Financial Statements of Fast IBU.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

99.3	Text of press release, dated February 25, 2003, entitled “Overture to acquire Web Search Unit of Fast Search & Transfer (FAST) – In Combination with Planned Purchase of AltaVista, Overture is Now Well-Positioned to Create the Next Generation of Internet Search.”****

* Incorporated by reference to Exhibit 2.3 to the Company’s Annual Report on Form 10-K filed February 28, 2003.

** Incorporated by reference to Exhibit 2.4 to the Company’s Annual Report on Form 10-K filed February 28, 2003.

*** Incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed May 6, 2003.

**** Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed February 26, 2003.